                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

   Filed by the Registrant [X] Filed by a Party other than the Registrant [_]

--------------------------------------------------------------------------------

Check the appropriate box:
[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

                             TranSwitch Corporation
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    2) Form, Schedule or Registration Statement no.:

    3) Filing Party:

    4) Date Filed:

-----------------------------------------

                             TRANSWITCH CORPORATION
                             Three Enterprise Drive
                           Shelton, Connecticut 06484

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of TranSwitch Corporation, a Delaware corporation (the
"Corporation"), will be held on Wednesday, May 23, 2001, at 10:00 A.M., Eastern time, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611 for the following purposes:

     1. To elect a Board of Directors for the ensuing year.

     2. To ratify the selection of the firm of KPMG LLP as auditors for the fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

   Only stockholders of record at the close of business on April 5, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Michael C. McCoy

                                          Michael C. McCoy
                                          Secretary

Shelton, Connecticut
April 17, 2001

   YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                             TRANSWITCH CORPORATION
                             Three Enterprise Drive
                           Shelton, Connecticut 06484

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

                                 April 17, 2001

   Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of TranSwitch Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held on May 23, 2001, at 10:00 A.M., Eastern time, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, CT 06611, or at any adjournments thereof (the "Annual Meeting").

   An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2000, and this proxy statement are being mailed to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 17, 2001.

   The Board of Directors has fixed the close of business on April 5, 2001 as the record date (the "Record Date"). Only stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 84,816,417 shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. Stockholders are entitled to cast one vote for each share of Common Stock held of record by them on each proposal submitted to a vote at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) voting in person at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

   The persons named as attorneys in the proxies, Santanu Das and Peter Tallian, were selected by the Board of Directors and are directors and/or executive officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by so marking the proxy in the space provided thereon.

   In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of the firm of KPMG LLP as auditors for the fiscal year ending December 31, 2000, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR any such proposal if no specification is indicated. See "Proposals for Consideration at the Annual Meeting of Stockholders."

   The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

                     MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The following table sets forth as of the Record Date certain information regarding the ownership of outstanding shares of Common Stock by (i) each person who, to the knowledge of the Corporation, beneficially owned more than 5% of the outstanding shares of Common Stock, (ii) each director (or nominee for director) of the Corporation, (iii) each Named Executive Officer (as defined under "Compensation and Other Information Concerning Directors and Named Executive Officers--Executive Compensation") and (iv) all directors and nominees for directors and executive officers as a group. Unless otherwise indicated below, each person listed below maintains a business address at c/o TranSwitch Corporation, Three Enterprise Drive, Shelton, Connecticut 06484 and has sole voting and investing power with respect to all shares of Common Stock owned.

                                                     Shares         Percent of
Name and address of Beneficial Owner          Beneficially Owned(1)  Class(2)
------------------------------------          --------------------- ----------
Firsthand Capital Management, Inc.(3)........       5,327,100          6.28%
 1255 Market, Suite 1200
 San Jose, CA 95113
Santanu Das(4)...............................       1,544,063          1.82%
Michael F. Stauff(5).........................         208,300             *
Clifford H. Ficke(6).........................          74,250             *
Gerald F. Montry(7)..........................          25,000             *
Erik H. van der Kaay(8)......................         142,650             *
Albert E. Paladino(9)........................          82,000             *
James M. Pagos(10)...........................          47,550             *
Alfred F. Boschulte(11)......................          59,450             *
Peter J. Tallian.............................               0
All directors and executive officers as a
 group (8 persons)(10).......................       2,183,263         2.576%

--------
*   Less than 1% of the outstanding common stock.
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date ("Presently Exercisable Securities") are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not deemed outstanding for computing the percentage of any other person or entity.
 (2) Percentage of beneficial ownership is based on 84,816,417 shares of Common Stock outstanding as of the Record Date.
 (3) In calculating the beneficial ownership of this entity, the Company has relied upon the Schedule 13G filed by this entity with the Securities and Exchange Commission.
 (4) Consists of 251,875 shares owned and 1,292,188 shares issuable upon exercise of Presently Exercisable Securities.
 (5) Consists of 101,191 shares owned and 107,109 shares issuable upon exercise of Presently Exercisable Securities.
 (6) Consists of 74,250 shares issuable upon exercise of Presently Exercisable Securities.
 (7) Consists of 25,000 shares issuable upon exercise of Presently Exercisable Securities.
 (8) Consists of 142,650 shares issuable upon exercise of Presently Exercisable Securities.
 (9) Consists of 68,000 shares owned and 14,000 shares issuable upon exercise of Presently Exercisable Securities.
(10) Consists of 47,550 shares issuable upon exercise of Presently Exercisable Securities.
(11) Consists of 34,250 shares owned and 25,200 shares issuable upon exercise of Presently Exercisable Securities.
(12) Includes 1,727,947 shares issuable upon exercise of Presently Exercisable Securities.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   The business and affairs of the Corporation are managed under the direction of its Board of Directors. The Board of Directors met seven times during the fiscal year ended December 31, 2000. The Audit Committee of the Board of Directors, currently consisting of Erik H. van der Kaay (Chairman), James M. Pagos and Gerald F. Montry, reviews with the Corporation's independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform, the independent auditor's report on the Corporation's financial statements following completion of their audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee met three times during the fiscal year ended December 31, 2000. The Compensation Committee of the Board of Directors, currently consisting of Albert E. Paladino (Chairman), Alfred F. Boschulte, Erik H. van der Kaay and Gerald F. Montry, reviews and evaluates the compensation and benefits of all officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and administers the Corporation's Third Amended and Restated 1995 Stock Plan, 1995 Non-Employee Director Stock Option Plan and 1995 Employee Stock Purchase Plan and the 2000 Stock Option Plan. The Compensation Committee met seven times during the fiscal year ended December 31, 2000. The Nominating Committee of the Board of Directors, currently consisting of Alfred F. Boschulte (Chairman), James M. Pagos, Albert E. Paladino and Erik van der Kaay, recruits potential new members of the Board of Directors and nominates these candidates to the Board of Directors. The Nominating Committee did not meet during the fiscal year ended December 31, 2000. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all committees on which he serves.

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth the current directors and executive officers of the Corporation and the nominees for director to be elected at the Annual Meeting, their ages and the positions currently held by each such person with the Corporation.

 Name                             Age Position
 ----                             --- --------
 Santanu Das.....................  56 President, Chief Executive Officer and
                                      Chairman of the Board of Directors
 Peter J. Tallian................  42 Senior Vice President and Chief
                                      Financial Officer
 Clifford H. Ficke...............  48 Vice President, Worldwide Sales
 Alfred F. Boschulte(1)..........  58 Director
 Gerald F. Montry(1)(2)..........  62 Director
 Erik H. van der Kaay(1)(2)......  61 Director
 James M. Pagos(2)...............  53 Director
 Albert E. Paladino(1)...........  68 Director

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

Nominees for Election of Directors at the Annual Meeting

   Santanu Das, a founder of the Corporation, has been President, Chief Executive Officer and a director of the Corporation since its inception in 1988 and its Chairman since May 1997. Prior to joining the Corporation, Dr. Das held various positions, including President, with Spectrum Digital Corporation, where he worked from 1986 through August 1988. Prior to joining Spectrum Digital Corporation, he held various positions, including Director, Applied Technology Division, of ITT Corporation's Advanced Technology Center. Dr. Das holds a Ph.D. from Washington University, St. Louis and an undergraduate degree from Jadavpur University, Calcutta, India.

   Alfred F. Boschulte became a director of the Corporation in December 1998. Mr. Boschulte has over 30 years' experience in the telecommunications industry and has served as Chairman and Chief Executive Officer of Independent Wireless One, Inc., a new PCS service provider, since September 1998 and as President and Chief Executive Officer of Detecon, Inc., a telecommunications consulting business, since January 1998. From January 1996 through December 1997, he served as Managing Director of Exelcomindo, a national cellular service in Indonesia. From December 1994 through December 1995, Mr. Boschulte served as President of Tomcom, L.P., a wireless services Corporation, and from November 1990 through December 1994, he served as President and Chairman of Nynex Mobile Communications, a cellular telecommunications corporation.

   Erik H. van der Kaay became a director of the Corporation in September 1997 and is also a member of the Board of Directors of RF Micro Devices, Inc., a manufacturer of radio frequency components for wireless communications. Since April 1998, he has been President and Chief Executive Officer and in 2000 he became Chairman of Datum, Inc., which manufactures time and frequency products used in telecommunications and other fields. Mr. van der Kaay was Executive Vice President of Allen Telecom, Inc., a telecommunications corporation, from March 1997 through April 1998 and served as President of the Antenna Specialist Division of Allen Telecom from June 1990 until March 1997. Prior to joining Allen Telecom, he was President and Chief Executive Officer of Telaxis Communications Corporation, a manufacturer of broadband wireless equipment for Network Access Applications.

   James M. Pagos became a director of the Corporation in April 1999. Since November 1999, Mr. Pagos has been Chief Executive Officer of Vectant, Inc., a global infrastructure and applications services company for data networks. Mr. Pagos previously served as Chief Operating Officer of AT&T Solutions, the managed services division of AT&T Corporation, a telecommunications company. He also served as Vice President AT&T Global Services from 1994 until June 1998 and began his telecommunications career in 1972 with New England Telephone. Mr. Pagos holds degrees in Electrical Engineering and Economics from Brown University.

   Albert E. Paladino has been a director of the Corporation since December 1988. He is the Chairman of the Board of Telaxis Communication Corporation, a manufacturer of broadband wireless equipment for network access applications, a position he has held since 1992. Dr. Paladino is also a member of the Board of Directors of RF Micro Devices, Inc., a manufacturer of radio frequency components for wireless communications, and is Chairman of Onex Communications Corporation, a developer of semiconductor solutions for the emerging converged communications networks. He was a general partner of Advanced Technology Ventures, a venture capital investment partnership, from 1981 through December 1998, and is now a private investor. Prior to joining Advanced Technology Ventures, Dr. Paladino held senior positions with Raytheon Corporation, GTE Laboratories, the National Institute of Standards and Technology and the Congressional Office of Technology Assessment.

   Gerald F. Montry has been a director of the Corporation since May 2000. Since 1998, Mr. Montry has been a General Partner of Mont Reuil Company, a venture capital firm. Mr. Montry previously served as a Senior Vice President and Chief Financial Officer of DSC Communications from 1986 until it was acquired by Alcatel in 1998.

Executive Officers

   Peter Tallian is Senior Vice President and Chief Financial Officer of the Corporation. Prior to joining the Company in February 2001, Mr. Tallian had been the Executive Vice President and Chief Financial Officer of Metavante Corporation, a wholly owned subsidiary of M&I Corporation, and an outsourcing, business e-commerce, professional services and software provider to banks and financial institutions worldwide since 1995. Previously, Mr. Tallian held various positions in finance with IBM Corporation, from 1989 to 1995. Since 1996, Mr. Tallian has sat on the Board of Directors of Financial Executives International in Milwaukee. He holds a Bachelor of Science degree in Economics from the Wharton School, University of Pennsylvania, and a Master of Business Administration degree from the University of Chicago.

   Clifford H. Ficke is Vice President of Worldwide Sales for the Corporation. Prior to joining the Corporation, Mr. Ficke spent five years at NEC Electronics where he held various positions of increasing responsibility and most recently was the Associate Vice President, Corporate Accounts. Previously, Mr. Ficke held various positions in sales and sales management with Texas Instruments, NCR Microelectronics and Sierra Semiconductor. Mr. Ficke graduated with honors from Northern Illinois University with a Masters Degree in Business, with a focus on Relationship Marketing and Sales Management.

                       COMPENSATION AND OTHER INFORMATION
               CONCERNING DIRECTORS AND NAMED EXECUTIVE OFFICERS

Executive Compensation

   Summary Compensation. The following table sets forth the compensation earned by the Corporation's Chief Executive Officer and each of the four other most highly compensated executive officers of the Corporation whose total salary and bonus for 2000 exceeded $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 2000, 1999 and 1998:

                           Summary Compensation Table

                                        Annual        Long-Term
                                     Compensation    Compensation
                                   ----------------- ------------
                                                      Securities
                                                      Underlying   All Other
Name and Principal Position   Year  Salary   Bonus    Options(1)  Compensation
---------------------------   ---- -------- -------- ------------ ------------
Santanu Das(2)............... 2000 $300,000 $300,000    506,000      $7,235(3)
 President, Chief Executive   1999  275,000  300,000    300,000       6,982(4)
  Officer
                              1998  218,256  265,000  1,003,500       6,188(5)

Michael F. Stauff(6)(7)...... 2000  159,000   49,000    119,950       5,854(8)
 Senior Vice President, Chief 1999  150,000   58,025     30,000       5,511(9)
 Financial Officer
 and Treasurer until February 1998  129,174   62,400    251,326       5,351(10)
 22, 2001

Clifford H. Ficke(11)........ 2000  280,167   23,500    250,000       5,558(12)
 Vice President of Worldwide
 Sales

Peter J. Tallian(13)......... 2000      --       --         --          --
 Senior Vice President and
 Chief Financial Officer
 as of February 22, 2001

--------
 (1) As adjusted to reflect a three-for-two stock split in the form of a dividend on January 11, 2000 and a two-for-one stock split in the form of a dividend on August 10, 2000.
 (2) Dr. Das will receive a severance payment equal to his then current annual base salary and the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment other than for cause or if Dr. Das resigns from his position due to a substantial reduction in his responsibilities or authority.
 (3) Includes $5,250 contributed to defined contributions plans and $1,985 in premiums paid with respect to term life insurance on behalf of Dr. Das.
 (4) Includes $5,000 contributed to defined contributions plans and $1,982 in premiums paid with respect to term life insurance on behalf of Dr. Das.
 (5) Includes $5,000 contributed to defined contributions plans and $1,188 in premiums paid with respect to term life insurance on behalf of Dr. Das.
 (6) Mr. Stauff will receive a severance payment equal to three months' salary if the Corporation terminates his employment for any reason other than for cause.
 (7) Mr. Stauff will receive a severance payment equal to six months' salary and fifty percent of the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment without cause within 12 months of a change of control.
 (8) Includes $5,250 contributed to defined contributions plans and $604 in premiums paid with respect to term life insurance on behalf of Mr. Stauff.
 (9) Includes $5,000 contributed to defined contributions plans and $511 paid with respect to term life insurance on behalf of Mr. Stauff.
(10) Includes $4,603 contributed to defined contributions plans and $748 paid with respect to term life insurance on behalf of Mr. Stauff.
(11) Mr. Ficke was not employed by the Corporation until February 2000.
(12) Includes $5,250 contributed to defined contributions plans and $308 paid with respect to term life insurance on behalf of Mr. Ficke.
(13) Mr. Tallian was not employed by the Corporation until February 2001.

   Option Grants. The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 2000 under the Corporation's Third Amended and Restated 1995 Stock Plan to the Named Executive Officers. The Corporation did not grant any stock appreciation rights during fiscal year ended December 31, 2000.


                             Option Grants in 2000



                                        Individual Grants
                         -------------------------------------------------- Potential Realizable
                                       Percent of                             Value at Assumed
                         Number of    Total Options                         Annual Rates of Stock
                         Securities    Granted to                            Price Appreciation
                         Underlying   Employees in    Exercise               for Option Term(1)
                          Options        Fiscal        Price     Expiration ---------------------
Name                     Granted(2)      Year(3)    ($/Share)(4)    Date        5%        10%
----                     ----------   ------------- ------------ ---------- ---------- ----------
Santanu Das.............  306,000(5)      4.63         19.78      1/11/07   $2,464,049 $5,742,281
                          200,000(6)      3.03         51.25      9/14/07   $4,172,779 $9,724,350

Michael F. Stauff.......   94,950(5)      1.44         19.78      1/11/07   $  764,580 $1,781,796
                           25,000(6)      0.38         51.25      9/14/07   $  521,597 $1,215,544

Clifford H. Ficke.......  250,000(6)      3.78         29.52       2/2/07   $3,004,401 $7,001,532

Peter J. Tallian(7).....      --           --            --           --           --         --

--------
(1) The potential realizable value is calculated based on the term of the option at the time of grant (7 years). Stock price appreciation of 5% and 10% is based on the fair market value at the time of grant and assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price, pursuant to rules promulgated by the Securities and Exchange Commission. The potential realizable value does not represent the Corporation's prediction of its stock price performance. This table does not take into account any appreciation or depreciation in the fair value of the Common Stock from the date of grant to date. There can be no assurance that the actual stock price appreciation over the 7-year option term will be at the assumed 5% and 10% levels or at any other defined level.
(2) These options have terms of 7 years from the date of grant and become exercisable over four years at the rate of 25% on the date of grant, an additional 12.5% six months thereafter, an additional 12.5% six months thereafter and an additional 6.25% at the end of each three-month period thereafter until such options are fully exercisable.
(3) Options to purchase a total of 6,611,622 shares were granted to employees (including the Named Executive Officers) in fiscal year ended December 31, 2000 under the Corporation's Third Amended and Restated 1995 Stock Plan.
(4) The exercise price was the fair market value of a share of the Corporation's Common Stock at the time of grant as determined in accordance with the Corporation's Third Amended and Restated 1995 Stock Plan, adjusted to reflect a two-for-one stock split in the form of a dividend on August 10, 2000. The exercise price may be paid in cash or in shares of the Corporation's Common Stock valued at fair market value on the exercise date.
(5) As adjusted to reflect a three-for-two stock split in the form of a dividend on January 11, 2000 and a two-for-one stock split in the form of a dividend on August 10, 2000.
(6) As adjusted to reflect a two-for-one stock split in the form of a dividend on August 10, 2000.
(7) Mr. Tallian was not employed by the Corporation until February 2001.

   Option Exercises and Unexercised Option Holdings. The following table sets forth certain information concerning option exercises and unexercised stock options held as of December 31, 2000 by each of the Named Executive Officers:

                          Aggregated Option Exercises
                           and Year End Option Values

                                                Number of Securities      Value of Unexercised
                          Shares               Underlying Unexercised         In-the-Money
                         Acquired                Options at Year-End     Options at Year-End(2)
                            on       Value    ------------------------- -------------------------
Name                     Exercise Realized(1) Exercisable Unexercisable Exercisable Unexercisable
----                     -------- ----------- ----------- ------------- ----------- -------------
Santanu Das............. 190,000  $6,759,200   1,151,469     858,031    $39,373,701  $19,353,534
Michael F. Stauff....... 165,000  $6,210,112      39,773     140,601    $   848,205  $ 3,952,081
Clifford H. Ficke.......     --          --          --      250,000            --   $ 2,402,500
Peter J. Tallian(3).....     --          --          --          --             --           --

--------
(1) Calculated as the difference between the fair market value of the underlying securities at the exercise date of the underlying options and the aggregate exercise price.
(2) Value is based on the difference between the option exercise price and the fair market value of the Corporation's Common Stock on December 31, 2000, multiplied by the number of shares underlying the options.
(3) Mr. Tallian was not employed by the Corporation until February 2001.

   Employment Agreements and Severance Policy. None of the Named Executive Officers has a long-term employment agreement with the Corporation. The employment of each of the Named Executive Officers may be terminated by the Corporation at any time. To help retain the continued services of Dr. Das, the Corporation has entered into a Severance Agreement with Dr. Das providing for a severance payment equal to his then-current annual base salary and the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment other than for cause or if Dr. Das resigns from his position due to a substantial reduction in his responsibility or authority. The Corporation has also entered into Executive Agreements with Dr. Das and each of the other Named Executive Officers, which provide for severance payments equal to, in the case of Dr. Das, his then-current annual base salary and the highest annual bonus paid to him over the previous five years and, in the case of each of the other Named Executive Officers, fifty percent (50%) of his then-current annual base and fifty percent (50%) of the highest annual bonus paid to him over the preceding five years in the event of a termination without cause within 12 months of a change in control of the Corporation. In the event that Dr. Das is entitled to payments under both agreements, the maximum amount payable to him is equal to the payment required under one of the agreements. Notwithstanding the foregoing, the Corporation's policy is to pay a severance payment of three months' base salary to any of the Named Executive Officers whose employment is terminated by the Corporation for any reason other than for cause. Letters sent by the Corporation to Michael F. Stauff, a Named Executive Officer until February 22, 2001, Clifford Ficke and Peter Tallian, offering them employment with the Corporation, expressly contain this latter three-month severance provision.

Compensation Committee Report on Executive Compensation

   During fiscal year ended December 31, 2000, the Compensation Committee of the Board of Directors consisted of Albert E. Paladino (Chairman), Alfred F. Boschulte, Erik H. van der Kaay, and Gerald F. Montry, each of whom was an independent, non-employee director. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and administers the Corporation's 1989 Stock Option Plan, Third Amended and Restated 1995 Stock Plan, 1995 Non-Employee Director Stock Option Plan and 1995 Employee Stock Purchase Plan and the 2000 Stock Option Plan.

   The Corporation's executive compensation program established by the Compensation Committee is designed to provide levels of compensation in formats that assist the Corporation in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term incentives for the Corporation's key decision makers based upon performance and designed to provide appropriate incentives for maximization of the Corporation's short- and long-term financial results for the benefit of the Corporation's stockholders.

   To meet its objectives, the Compensation Committee has chosen three basic components for the Corporation's executive compensation program to meet the Corporation's compensation philosophy. Base salaries, the fixed regular component of executive compensation, are based upon (i) base salary levels among a competitive peer group, (ii) the Corporation's past financial performance and future expectations, (iii) the general and industry-specific business environment and (iv) individual performance. Annual bonuses, which are directly linked to the Corporation's yearly performance, are designed to provide additional cash compensation based on short-term performance of certain key employees. Stock option grants, under the long-term component of executive compensation, are designed to provide performance incentives to and reward executive officers and key employees for delivering value to the Corporation's stockholders over a longer, measurable period of time. Historically, the Corporation has used the grant of stock options that vest over some measurable period of time, currently four years, to accomplish this objective.

   Santanu Das is the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation. His fiscal year ended December 31, 2000 performance was evaluated on the basis of the factors described above applicable to executive officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies. The annual bonus and stock option grant components of his compensation, as well as his salary, reflect the Corporation's improved financial performance, the continued introduction and commercialization of new products and progress toward achieving business goals, as well as the achievement by Dr. Das of other non-financial goals. In assessing Dr. Das' performance for fiscal year ended December 31, 2000, the Compensation Committee took into account the degree to which the financial and non-financial goals on which his compensation was based had been achieved.

   In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Members of the Compensation Committee(1):

   Albert E. Paladino (Chairman)
   Alfred F. Boschulte
   Erik H. van der Kaay
   Gerald F. Montry
--------
(1) Steward S. Flaschen, a member of the Compensation Committee during the fiscal year ended December 31, 2000, died prior to the preparation of this report and is therefore not a signatory.

Compensation of Directors

   Directors who are not employees of the Corporation receive a stipend of $10,000 per year, payable quarterly, and a participation fee of $1,500 for each meeting of the Board of Directors attended. Likewise, each non-employee director receives a participation fee of $1,500 for each meeting of the Board of Directors of any subsidiary of the Corporation. No employee of the Corporation receives separate compensation for services rendered as a director. All directors are reimbursed for expenses in connection with attending Board and committee meetings.

   Each non-employee director of the Corporation is also entitled to participate in the Corporation's 1995 Non-Employee Director Stock Option Plan.

   The Corporation has purchased directors' and officers' liability insurance from General Star Indemnity, Virginia Surety, TIG, MAG, Americano and Lloyds covering all of the Corporation's directors and executive officers. The aggregate premium for this insurance policy in 2000 was $373,551.

Compensation Committee Interlocks and Insider Participation

   Messrs. Albert E. Paladino, Alfred F. Boschulte, Erik H. van der Kaay, and Gerald F. Montry comprised the Compensation Committee for fiscal year ended December 31, 2000. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Corporation served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Corporation.

Certain Relationships and Related Transactions

   On October 14, 1999 we announced a strategic technology agreement with Onex Communications Corporation ("Onex"), through which we assigned joint ownership in certain intellectual property in Onex. At the same time, we also participated in a preferred round of financing of Onex through which we had a net cash investment of $1,657,000.00. Other investors in the preferred round of financing included institutional investors and six TranSwitch directors, Alfred
F. Boschulte, Steward S. Flaschen (who ceased to be a member of the Board of Directors on April 1, 2000), Ljubomir Micic (who ceased to be a member of the Board of Directors on January 13, 2001), James M. Pagos, Albert E. Paladino and Erik van der Kaay. Each of the TranSwitch directors purchased $30,000 worth of preferred stock of Onex, which amounts individually represented approximately 0.2% of Onex's outstanding shares on an as-converted basis. In addition, Albert
E. Paladino and Santanu Das are directors of Onex and in their positions as directors have received options to purchase 240,000 and 120,000 shares of the common stock of Onex, respectively. On September 19, 2000, Onex closed another preferred round of financing in which certain institutional investors as well as six TranSwitch directors, Alfred F. Boschulte, Ljubomir Micic, James M. Pagos, Albert E. Paladino, Erik van der Kaay, and Gerald F. Montry, participated. Each of the TranSwitch directors purchased $75,130 worth of preferred stock of Onex, which amounts individually represented 0.1% of Onex's outstanding shares on an as-converted basis.

   On April 17, 2000, we announced a strategic technology agreement with OptiX Networks, Inc. At the same time, we also participated in a preferred round of financing of OptiX through which we had a net cash investment of $2,762,152 (including the 477,495 shares which TranSwitch had purchased in a prior round of financing). Other investors in the preferred round of financing included institutional investors and 6 TranSwitch directors, Steward S. Flaschen, Alfred
F. Boschulte, James M. Pagos, Erik van der Kaay, Ljubomir Micic, and Albert E. Paladino. Each of the TranSwitch directors purchased $27,778 worth of preferred stock of OptiX, which amounts individually represented approximately 0.2% of OptiX's outstanding shares on an as-converted basis. On March 25, 2000, OptiX closed another preferred round of financing in which certain institutional investors as well as the same six TranSwitch directors, participated. Each of the TranSwitch directors purchased $61,830 worth of preferred stock of OptiX, which amounts individually represented 0.42% of OptiX's outstanding shares on an as-converted basis. In addition, Santanu Das is a director of OptiX and in his position as a director has received options to purchase 120,000 shares of the common stock of OptiX.

                       AUDIT AND FINANCE COMMITTEE REPORT

   The Board of Directors has an Audit and Finance Committee which oversees TranSwitch's accounting and financial functions, including matters relating to the appointment and activities of TranSwitch's independent auditors. The Audit and Finance Committee regularly discusses with management and the outside auditors the financial information developed by TranSwitch, TranSwitch's systems of internal controls and its audit process. The Audit and Finance Committee recommends to the Board each fiscal year the appointment of the independent auditors and reviews periodically the auditors' performance and independence from management. The Audit and Finance Committee met with the independent auditors (both with and without the presence of TranSwitch's management) to review and discuss the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various matters pertaining to the audit, including TranSwitch's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by TranSwitch.

   The Board of Directors has adopted a written charter for the Audit and Finance Committee setting out the audit related functions the committee is to perform. A copy of the charter is attached to this proxy statement as Appendix
A. This year, the Audit and Finance Committee reviewed TranSwitch's audited financial statements and met with both management and KMPG LLP, TranSwitch's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

   The Audit and Finance Committee has received from and discussed with KMPG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee also discussed with KPMG any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   Based on these reviews and discussions the Audit and Finance Committee recommended to the Board of Directors that TranSwitch's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

   TranSwitch's Audit and Finance Committee has determined that the provision of the services provided by KPMG as set forth herein are compatible with maintaining KPMG's independence.

   The Audit and Finance Committee consists of Messrs. Van der Kaay, Pagos and Montry, each of whom are "independent" as defined in Rule 4200(a)(14) of the Nasdaq listing standards. That is, the Board of Directors has determined that none of the committee members has a relationship to TranSwitch that may interfere with his independence from TranSwitch and its management.

Audit and Finance Committee(1):

   Erik van der Kaay (Chairman)
   James M. Pagos
   Gerald F. Montry
--------
(1) Steward S. Flaschen and Ljubomir Micic, members of the Audit Committee during the fiscal year ended December 31, 2000, died prior to the preparation of this report and are therefore not signatories.

Fees of Independent Auditors KPMG LLP

 Audit Fees

   The aggregate fees billed by KPMG for professional services rendered for the audit of TranSwitch's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in TranSwitch's Forms 10-Q for the fiscal year ended December 31, 2000 were $184,500.

 Financial Information Systems Design and Implementation Fees

   The aggregate fees billed by KPMG for financial information systems design and implementation professional services for the fiscal year ended December 31, 2000 were $0.

 All Other Fees

   The aggregate fees billed by KPMG for services other than those described above for the fiscal year ended December 31, 2000 were $731,500.

                            STOCK PERFORMANCE GRAPH

   The following performance graph compares the percentage change in the cumulative total stockholder return on the Corporation's Common Stock during the period from December 31, 1995 through December 31, 2000, with the cumulative total return on (i) a group consisting of 40 corporations in the Corporation's Standard Industrial Classification (SIC) Code 3674-- Semiconductors and Related Devices (the "SIC Code 3674 Index") and (ii) the Nasdaq Composite Index (Total Return) (the "Nasdaq Composite Index"). The comparison assumes $100 was invested on December 31, 1995 in the Corporation's Common Stock, the SIC Code 3674 Index and the Nasdaq Composite Index and assumes reinvestment of dividends, if any.




                             [GRAPH APPEARS HERE]


                         December 31, December 31, December 31, December 31, December 31, December 31,
                             1995         1996         1997         1998        1999*        2000*
                         ------------ ------------ ------------ ------------ ------------ ------------
                              %            %            %            %            %            %
TranSwitch Corporation
 Common Stock...........    100.00        47.19        67.42       350.00       977.88      1581.00
SIC Code 3674 Index.....    100.00       160.99       167.77       252.59       543.46       403.52
Nasdaq Market Index.....    100.00       124.27       152.00       214.39       378.12       237.66

--------
* As adjusted to reflect a three-for-two stock split in the form of a dividend on June 3, 1999, a three-for-two stock split in the form of a dividend on January 11, 2000 and a two-for-one stock split in the form of a dividend on August 10, 2000.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to fiscal 2000 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons complied with all Section 16(a) filing requirements in 2000.

                       PROPOSALS FOR CONSIDERATION AT THE
                         ANNUAL MEETING OF STOCKHOLDERS

ITEM NO. 1:

                   PROPOSAL RELATING TO ELECTION OF DIRECTORS

   The Board of Directors of the Corporation has nominated six persons for election as directors of the Corporation at the Annual Meeting (the "Nominees"). All of the Nominees are currently members of the Corporation's Board of Directors. The Nominees and the year they first joined the Board of Directors are:

                                                                     Year First
   Nominee                                                          Joined Board
   -------                                                          ------------
   Santanu Das.....................................................     1988
   Alfred F. Boschulte.............................................     1998
   Erik H. van der Kaay............................................     1997
   Gerald F. Montry................................................     2000
   James M. Pagos..................................................     1999
   Albert E. Paladino..............................................     1988

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES AS DIRECTORS OF THE CORPORATION

   The directors of the Corporation are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier death, resignation or removal. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual Nominee or for all Nominees will be voted (unless one or more Nominees are unwilling or unable to serve) FOR the election of the Nominees. The Board of Directors knows of no reason why any Nominee should be unwilling or unable to serve, but if such should be the case, proxies will be voted for the election of another person or the Board of Directors may vote to fix the number of directors at a lesser number. A plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. (See "Voting Procedures.")

ITEM NO. 2:

                     RATIFICATION OF SELECTION OF AUDITORS

   The Board of Directors, upon the recommendation of the Audit Committee, has selected the firm of KPMG LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2001. KPMG LLP has served as the Corporation's auditors since fiscal year 1993. It is expected that a member of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. An affirmative majority of the votes cast by stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of KPMG LLP as auditors.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    FOR RATIFICATION OF KPMG LLP AS AUDITORS

                               VOTING PROCEDURES

   The presence, in person or by proxy, of at least a majority of the outstanding shares of capital stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. In the election of directors, the six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the meeting shall be elected as directors. For all other matters being submitted to stockholders of this meeting, the affirmative majority vote of the shares present, in person or represented by proxy, and voting on that matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Shares voted to abstain, because they are not affirmative votes for the matter, will have the same effect as votes against the matter. Shares subject to broker "non-votes" are not considered to have been voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Corporation must be received at the Corporation's principal executive offices not later than December 14, 2000 and not before November 14, 2000. Notice should be sent to the attention of the Secretary of the Corporation and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

                           EXPENSES AND SOLICITATION

   The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Corporation does so, it will pay such firm's customary fees and expenses.

                                   APPENDIX A

                             TRANSWITCH CORPORATION

                            Audit Committee Charter

A. PURPOSE

   The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports and other financial information provided by the Corporation to governmental agencies, the Corporation's shareholders or to the general public,
(ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and (iii) the Corporation's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section D of this Charter.

B. COMPOSITION

   The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Committee shall be considered independent if they have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. Examples of such relationships include:

 . a director employed by the Corporation or any of its affiliates for the current year or any of the past three years;

 . a director compensated more than $60,000 during the current or previous fiscal year by the Corporation or any of its affiliates, excluding compensation for service on the Board of Directors, benefits under a tax-qualified retirement plan or non-discretionary compensation;

 . a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

 . a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's consolidated gross revenue for that year, or $200,000, whichever is more, in any of the past three years;

 . a director employed as an executive of another entity where any of the Corporation's executives serves on that entity's compensation committee.

   All members of the Committee either (i) shall have a working familiarity with basic finance and accounting practices, including the ability to read and understand fundamental financial statements, such as a balance sheet, cash flow statement and income statement or (ii) will be able to have such working familiarity within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have accounting or related financial management experience, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

   The members of the Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. MEETINGS

   The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditing department and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with D(4) below.

D. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.Review and update this Charter periodically as conditions dictate, but no less than once per year.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental agencies, the Corporation's shareholders or the general public, including any certification, report, opinion or review rendered by the independent accountants, including reviewing the nature and extent of any significant changes in accounting principles.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants interim financial statements prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall receive from the independent accounts a formal written statement identifying all relationships between the independent accountants and the Corporation consistent with Independence Standard Boards Standard 1. The Committee shall review and discuss with the independent accountants all relationships the accountants have with the Corporation to determine the accountants' independence and objectivity, and recommend to the Board of Directors any proposed discharge if the Committee determines the accountants are not appropriately independent.

6. Review the performance of the independent accountants and recommend to the Board of Directors any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants and the internal auditing department, review the integrity of the Corporation's internal and external financial reporting processes. Review adequacy of the Corporation's systems of internal control.

9. Meet with independent accountants and internal auditing department to review the scope of the audit and audit plan for the current year.

10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting and consider and approve, if appropriate, material changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

11. Review organizational structure, qualifications and activities of the internal audit staff.

Process Improvement

12. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

15. Review with the corporation's counsel: (a) legal compliance matters including corporate securities trading policies and (b) any legal matter that could have a significant impact on the corporation's financial statements.

16. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

17. Review the system for monitoring the Corporation's compliance with laws and regulations and the results of management's investigation of, and action taken in connection with, fraudulent acts and accounting irregularities.

Reporting

18. Report to the Board of Directors following each meeting of the Committee.

19. Maintain minutes of each meeting of the Committee.

                                  DETACH HERE

                                    PROXY

                            TRANSWITCH CORPORATION

                   Proxy for Annual Meeting of Stockholders
                                 May 23, 2001

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           OF TRANSWITCH CORPORATION



  The undersigned, revoking all prior proxies, hereby appoints Dr. Santanu Das and Peter J. Tallian, and each of them alone, proxies, with full power of substitution, to vote all shares of Common Stock (the "Common Stock") of TranSwitch Corporation (the "Corporation"), par value $.001 per share, that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation ("Annual Meeting") to be held on Wednesday, May 23, 2001, at 10:00 a.m., Eastern time, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 17, 2001, a copy of which has been received by the undersigned, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.


--------------                                                    --------------
 SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
     SIDE                                                               SIDE
--------------                                                    --------------

                                  DETACH HERE

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSAL IN ITEM 2 AND DISCRETIONARY AUTHORITY WILL BE DEEMED GRANTED UNDER
     ITEM 3.

     1.   To elect a Board of Directors for the ensuing year.

          NOMINEES: (01) Santanu Das,             (02) Alfred F. Boschulte,
                    (03) Erik H. van der Kaay,    (04) Gerald F. Montry,
                    (05) James M. Pagos,          (06) Albert E. Paladino

          FOR ALL    [_]    [_]  WITHHELD FROM
          NOMINEES               ALL NOMINEES

     [_]
         --------------------------------------
         For all nominees except as noted above


                                                             FOR AGAINST ABSTAIN
     2.   To ratify the selection of the firm of KPMG LLP    [_]   [_]     [_]
          as independent auditors of the Corporation for the fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting.

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

    MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [_]

     (If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.)

Signature:              Date:          Signature:              Date:
          --------------     ----------          --------------     -----------